UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 27, 2010

Date of Report (Date of earliest event reported)

GTC BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 Crossing Boulevard

Framingham, Massachusetts 01702

(Address of Principal Executive Offices, including Zip Code)

(508) 620-9700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 27, 2010, GTC Biotherapeutics, Inc. (“GTC”) issued a press release correcting a press release issued earlier on October 27, 2010 and announcing GTC’s financial results for the third quarter ended September 30, 2010. A copy of the corrected press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by GTC under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of GTC Biotherapeutics, Inc., dated October 27, 2010, correcting a press release issued earlier on October 27, 2010 and reporting GTC’s financial results for the third quarter ended September 30, 2010. Furnished herewith pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

By:	/s/ William K. Heiden
William K. Heiden,
President and Chief Executive Officer

Date: October 27, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Press release of GTC Biotherapeutics, Inc., dated October 27, 2010, correcting a press release issued earlier on October 27, 2010 and reporting GTC’s financial results for the third quarter ended September 30, 2010. Furnished herewith pursuant to Item 2.02.

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